UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-10123

              The North Country Funds

(Exact name of Registrant as specified in charter)

              250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)               (Zip code)

              Emile Molineaux

             c/o Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         631-470-2616

Date of fiscal year end:  11/30

Date of reporting period: 5/31/05

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2005

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

MAY 31, 2005

ECONOMIC SUMMARY

The U.S. economy advanced at an encouraging 3.5% annualized rate during the first three months of 2005.  This upward revision from the initial estimate of 3.1% was the result of an improved trade balance and spectacular housing activity.

All things considered, we believe the economy is headed in a positive direction.  However, there are a number of potholes that have caused some economists to reconsider estimates for 2005 economic growth.  At the beginning of the month of May, analysts were attempting to decipher a mixed bag of economic news.  The payroll numbers for April were much stronger than expected, but were countered by the fifth consecutive monthly drop in the Institute for Supply Management's Purchasing Managers Index, which showed softening manufacturing activity.  Then the trade balance narrowed, retail sales registered impressive gains, and the pace of inflation appeared to stabilize.  Just when a positive trend appeared to be emerging, a new batch of negative reports created concern. Industrial production declined, the index of leading economic indicators declined for the second month in a row, and the Philadelphia and Empire State manufacturing surveys showed reduced activity.

One of the more disturbing economic statistics has been the decline in the Conference Board's Index of Leading Economic Indicators on a year-over-year basis.  For April, the Index declined 1.2% from one year ago, the largest percentage decline since April 2001.  When charted on a quarterly basis, the leading economic indicators have about a two quarter lead on changes in the business cycle.  This latest dip suggests that conditions may deteriorate over the next six months.  The year-over-year decline for April supports expectations for a prolonged period of soft macroeconomic conditions.

Many analysts believe that this is the beginning of a soft landing for the U.S. economy.  The soft landing scenario is partially dependent on the Federal Reserve not pressing harder on the monetary breaks in the second half of the year.  If the Federal Reserve continues to raise the target Federal Funds rate well into the second half, then the economy could run the risk of worsening towards the end of the year.  Specifically, it is the notable reversal in the manufacturing data that supports a continuation of the oil induced soft patch that commenced in late February.  Manufacturers are pulling back on the production levers amid lofty energy and materials prices and slumping orders.  Most measures of new order activity have pulled back in recent weeks.  Moderating manufacturing activity alone is not enough to send the overall economy into a tailspin, as manufacturing accounts for only about 20% of total economic growth.  We expect to see a softer pace of capital spending over the next three quarters, but nothing that would endanger the current path of economic growth.

The housing market is being analyzed closely in an attempt to determine whether a bubble exists.  Federal Reserve Chairman Alan Greenspan noted in mid-May that there is "froth" in regional housing markets with few worrisome issues at the national level.  Others contend that the next recession will be the result of the unwinding of the housing market bubble that they currently see in place.  Historically the housing sector is the first to succumb to the central bank’s monetary policy tightening.  However, 30 year mortgage rates are lower now than they were a year ago.  We believe the housing market will continue its strength with these low interest rates.

On the inflation front, the latest data shows a slight improvement.  Both Core Consumer Price Index and Producer Price Index numbers show a stabilization of month-to-month increases and the Personal Consumption Expenditure Deflator has been consistent recently at an annualized rate of 1.6%.

We are estimating economic growth in 2005 at 3.4%.  We expect the monthly payroll numbers to remain volatile, with a rolling quarterly average that shows a slight uptrend in hiring.  Personal income growth, adjusted for inflation, should rise marginally, resulting in a slowing of real consumer spending due in large part to the higher gasoline prices and slower wage growth.  We expect manufacturing and capital spending to continue to expand, but there may be a moderation in the pace of activity.   The housing sector will likely remain strong as mortgage rates are lower year-over-year despite eight Federal Reserve Federal Funds rate hikes.  Inventories-to-sales ratios remain near all time lows, which may provide an opportunity for inventory building, though this is not likely. The recent strength in the U.S. dollar relative to the Euro may allow longer term rates to remain below levels that were predicted at the beginning of the year for this stage of the recovery, which should provide further support for economic growth.

Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  You should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus from Aquarius Fund Distributors, LLC and read it carefully before investing.

The Equity Growth Fund

For the six months ended May 31, 2005 the North Country Equity Growth Fund had a total return of 0.75% versus the S&P 5001 at 2.42%.

Stock prices gained traction in the latter half of May.  Perhaps investors came around to the view that the economy is growing, corporate profits are rising, inflation is essentially under control, and interest rates are historically low.  Our 2005 S&P 500 earnings estimate is currently $72.50, which represents an 8.5% increase over 2004.  Our 2005 estimate continues to suggest that earnings will grow but a slower rate than in recent quarters.  Overall, S&P 500 earnings in the first quarter rose about 13%, well ahead of the 8% street forecast but below the 20% rate reported in the fourth quarter 2004.  We expect analysts to raise overall earnings estimates as the year progresses based on the favorable performance of the first quarter.  This would lead us to raise our forecast for S&P 500 operating earnings for 2005.  On valuations, we think stocks are modestly undervalued as earnings estimates are likely to rise and lower long-term interest rates present the opportunity for price-to-earnings multiple expansion.

 1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

Over the last six months we made two sector weighting changes to the portfolio.  In February the energy sector was taken to an overweight from a marketweight relative to the S&P 500 energy sector, as we felt there was, and still is, a secular trend in place for increased demand for energy, with increasing appetite for oil from India and China.  In light of the slower earnings growth rates in the overall market, less cyclical sectors like energy may benefit based on their stable earnings growth rates.  The financial sector was taken to an underweight from a marketweight relative to the S&P 500 financial sector as the Federal Reserve was expected to continue its measured pace of interest rate increases.  The 10-Year U.S. Treasury yield had actually declined in response to market expectations for slower economic growth.  This flattening yield curve caused us to expect a negative impact on spread based financial companies as their margins were likely to get compressed.  Our underweight in the financial sector was primarily aimed at the spread based banking institutions.

Movements in stock prices appear to be highly correlated with fluctuations in energy prices.  Starting in the fall of last year, a reduction in energy prices has led to a rally in the equity markets.  Analysts are increasing their target price for oil in 2005, even in the face of higher supplies of crude, due to the lack of refining capacity.  While higher energy prices present a risk to the overall economy, they are the result of strong worldwide demand and economic growth.   The energy sector of the portfolio remains an overweight relative to the energy sector of the S&P 500 as the demand for energy continues to outpace supply.  While the price of energy may pull back from its recent highs, we expect that the range for energy prices over the next year will settle into an area higher than market and investor expectations.  We continue to favor the consumer staples sector as those stocks should benefit from investors moving to a more defensive posture based on slower economic growth.  The industrial sector remains at an overweight as well with expectations for capital spending to grow at a healthy clip over the next few years as the global industrial base recapitalizes after years of neglect.  We continue to carry healthcare at a marketweight. Although earnings growth expectations appear low and prices on a valuation basis appear historically inexpensive, the healthcare industry faces some significant challenges in increased regulatory supervision and potential price caps on prescription drugs.  Further, the large pharmaceutical companies are challenged by a limited pipeline of new profitable products.  We continue to focus on medical devices and drug companies with new products coming to the market.  We continue to underweight financial services, utilities, telecommunications, information technology, and consumer discretionary stocks.  In the case of financial services, we are concerned about the flattening yield curve and its impact on profit margins.  Our strategy is to focus on transaction-based financial companies such as securities firms and security processing companies.  Of primary concern in the utility sector is the forecast for rising interest rates, as utility stocks underperform in that environment.  The telecommunications sector continues to see consolidation in order to cut costs and remove overcapacity.  Competition is increasing as cable companies enter the telephone services business.  We continue to carry information technology at an underweight as many of these companies face the impact of expensing employee stock options in addition to the overall macro risk of slower economic growth due to higher energy prices and higher interest rates. The consumer discretionary sector remains an underweight given the concerns that higher fuel prices and rising interest rates will continue to weigh on consumer spending.

The Intermediate Bond Fund

At its May 3, 2005 meeting the Federal Reserve Open Market Committee (FOMC) raised its Federal Funds target rate by .25%, to 3.00%.  We believe that the Federal Reserve is committed to its inflation fighting effort and will continue to raise its Federal Funds target rate throughout 2005 resulting in a year-end 2005 Federal Funds target rate of 4.00%.  The pace of future Federal Reserve action will likely be linked to economic growth, job growth, and inflation.

Core inflation remains modest, with April’s Personal Consumption Expenditures Index (excluding food and energy) up 1.60% year over year.  We are looking beyond this measure of inflation to monitor import prices and producer prices as possible sources of future inflationary pressure.

We believe that the Federal Reserve’s actions to date have kept inflation under control.  If evidence of stronger inflation develops, we expect that the Federal Reserve may act to raise rates more aggressively than its current pace of ¼% at each meeting.  If another soft patch in the economy were to develop, possibly as a result of higher energy prices or slower corporate spending due to reduced confidence, the current relatively tame inflation environment gives the Federal Reserve room to possibly skip one or several of its anticipated measured rate increases while still keeping inflation in check.

We seek to position the fund to take into account the current conditions, a most likely forecast and a worst-case scenario.  Current conditions – modest economic growth, evidence of inflation in PPI, wages and imports but not in consumer prices; most likely forecast – continued moderate economic growth with inflationary pressures transitioning from producer to consumer final demand; worst case scenario – stronger than anticipated inflation leading to a steeper yield curve and loss of principal.

This all requires walking a fine line between stretching for current yield at the risk of capital loss from either deteriorating credit or interest rate risk.  Our inclination is to not stretch for yield by extending maturities in the current low rate environment, but rather to focus on the area of the yield curve that the market rewards – the two to seven year maturity range.

The North Country Intermediate Bond Fund has underperformed its benchmark, the Merrill Lynch Corporate/Government 1-10 Year, A or better Index2 for the 6 month period ending May 31, 2005.  This underperformance was due to the Fund having a duration shorter than that of its benchmark.  Due to the simultaneous increase in short-term interest rates and decline in the yield on the ten-year U.S. Treasury, our defensive posture, intended to protect capital, carried with it an opportunity cost that manifested itself in underperformance relative to our benchmark.

2 The Merrill Lynch Corporate/Government “A” rated or better 1 – 10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  You should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus from Aquarius Fund Distributors, LLC and read it carefully before investing.

The views expressed are as of May 31, 2005 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

AFD-07/18/2005-139

THE NORTH COUNTRY FUNDS

The North Country Funds

Top Ten Industries & Holdings

North Country Equity Growth Fund

Top Ten Industries as of May 31, 2005	% of Net Assets	Top Ten Holdings as of May 31, 2005	% of Net Assets
Retail	11.45%	American Express Co.	2.47%
Medical- Drugs	9.94%	Hartford Financial Services Grp, Inc.	2.45%
Conglomerates	7.38%	EnCana Corp	2.31%
Diversified Financial Services	6.42%	United Technologies Corp.	2.29%
Banks	5.25%	Dell, Inc.	2.24%
Oil & Gas Services	5.04%	ITT Industries, Inc.	2.12%
Computer/Network Products	4.77%	Apache Corp.	2.09%
Consumer Products	4.39%	Walgreen Co.	2.05%
Insurance	4.34%	Pepsico, Inc.	2.05%
Oil & Gas Producers	4.31%	Exxon Mobil Corp.	2.00%

North Country Intermediate Bond Fund

Top Ten Industries as of May 31, 2005	% of Net Assets	Top Ten Holdings as of May 31, 2005	% of Net Assets
U.S. Government Agency Obligations	37.83%	Fifth Third Bank, 4.20% due 2/23/10	4.03%
Investment Services	11.23%	FHLMC, 5.00%, due 7/15/14	3.41%
Banks	10.49%	FHLB, 4.375% due 5/16/08	3.25%
Diversified Financial Services	8.67%	FHLMC, 4.375%, due 7/30/09	3.24%
Telecommunications	4.26%	FHLB, 3.80% due 12/20/07	3.23%
Foods	4.21%	Kellogg Co, 2.875%, due 6/1/08	3.12%
Electric Utilities	3.75%	First Data Corp. 3.90%, due 10/1/09	2.39%
Money Market Funds	3.31%	Goldman Sachs, 3.875%, due 1/15/09	2.08%
Business Services	2.78%	IBM, 5.375%, due 2/1/09	1.69%
Taxable Municipal Bonds	2.38%	BlackRock Provident Inst Temp Fund	1.67%

                                                             FHLB  – Federal Home Loan Bank

                                                             FHLMC – Federal Home Loan Mortgage Corp.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at November 30, 2004 and held until May 31, 2005.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/30/04)	Ending Account Value (5/31/05)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/04-5/31/05)
Equity Growth Fund
Actual	$1,000.00	$1,007.51	1.10%	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	1.10%	$5.54
Intermediate Bond Fund
Actual	$1,000.00	$1,012.97	0.86%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.86%	$4.33

                                                                   * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2005 (Unaudited)

		Market			Market
Shares		Value	Shares		Value

COMMON STOCKS- 97.22%
Aerospace / Defense- 1.27%			Consumer Products- 4.39%
17,000	Lockheed Martin Corp.	$ 1,103,130	33,000	Avon Products, Inc.	$ 1,311,420
			27,000	Estee Lauder
Banks- 5.25%				Companies, Inc.- Cl A	1,055,430
22,000	Bank of America Corp.	1,019,040	26,500	Procter & Gamble Co.	1,461,475
14,500	Citigroup, Inc.	683,095			3,828,325
32,800	Fifth Third Bancorp	1,397,936	Cruise Lines- 1.21%
24,500	Wells Fargo & Co.	1,480,045	20,000	Carnival Corp.	1,058,000
		4,580,116
Beverages- 2.05%			Distribution & Wholesale- 1.37%
31,800	Pepsico, Inc.	1,790,340	20,500	Fastenal Co.	1,191,460

Business Services- 2.83%			Diversified Financial Services- 6.42%
30,000	First Data Corp.	1,134,900	40,000	American Express Co.	2,154,000
46,000	Paychex, Inc.	1,328,480	17,500	Goldman Sachs Group, Inc.	1,706,250
		2,463,380	17,000	Legg Mason, Inc.	1,397,060
Chemicals- 1.66%			16,000	MBNA Corp.	337,440
12,000	Du Pont (EI)				5,594,750
	de Nemours & Co.	558,120	E-Commerce- 1.05%
27,500	Ecolab, Inc.	889,075	24,000	eBay, Inc.*	912,240
		1,447,195
Computer/Network Products- 4.77%			Electric Utilities- 1.79%
67,000	Cisco Systems, Inc.*	1,298,460	15,000	Dominion Resources, Inc.	1,054,650
49,000	Dell, Inc.*	1,954,610	15,000	Southern Co.	509,250
12,000	International Business				1,563,900
	Machines Corp.	906,600	Food- 0.90%
		4,159,670	15,800	General Mills, Inc.	782,100
Conglomerates- 7.38%
26,000	Dover Corp.	984,620	Furniture & Fixtures- 1.62%
44,000	General Electric Co.	1,605,120	44,000	Masco Corp.	1,408,880
19,500	ITT Industries, Inc.	1,852,500
18,700	United Technologies Corp.	1,995,290	Human Resources- 0.74%
		6,437,530	26,000	Robert Half
Consulting- 1.17%				International, Inc.	648,440
44,000	Accenture Ltd.*	1,024,320
			Industrial Gases- 1.29%
			24,000	Praxair, Inc	1,124,880

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2005 (Unaudited)

		Market			Market
Shares		Value	Shares		Value

Insurance- 4.34%			Oil & Gas Services- 5.04%
28,500	Hartford Financial		31,000	Apache Corp.	$ 1,821,560
	Services Group, Inc.	$ 2,131,515	14,500	BP Plc - ADR	872,900
36,000	Radian Group, Inc.	1,651,680	30,000	Noble Corp.	1,698,600
		3,783,195			4,393,060
Investment Services- 1.71%			Retail- 11.45%
27,500	Merrill Lynch & Co., Inc.	1,492,150	20,000	Best Buy Co., Inc.	1,088,600
			13,000	Lowe's Companies, Inc.	743,730
Medical- Drugs- 9.94%			67,500	Staples, Inc.	1,453,275
33,000	Abbott Laboratories	1,591,920	43,500	Sysco Corp.	1,616,460
23,000	Amgen, Inc.*	1,439,340	19,500	Target Corp.	1,047,150
23,000	Eli Lilly & Co.	1,340,900	38,000	Tiffany & Co.	1,182,940
20,000	Johnson & Johnson	1,342,000	39,500	Walgreen Co.	1,790,930
48,500	Pfizer, Inc.	1,353,150	22,500	Wal-Mart Stores, Inc.	1,062,675
48,000	Teva Pharmaceutical				9,985,760
	Industries Ltd- ADR	1,601,760	Scientific & Technical
		8,669,070	Instruments- 1.61%
Medical Equipment & Supplies- 2.29%			25,400	Danaher Corp.	1,400,302
25,000	Dentsply International, Inc.	1,426,250
7,500	Zimmer Holdings, Inc.*	574,350	Semiconductors- 2.55%
		2,000,600	102,000	Flextronics
Motorcycles- 1.06%				International Ltd.*	1,303,560
18,800	Harley-Davidson, Inc.	921,764	21,500	Intel Corp.	578,995
			9,000	Linear Technology Corp.	337,230
Multimedia- 1.27%					2,219,785
5,900	Gannett Co., Inc.	439,314	Software & Programming- 2.36%
19,500	Viacom, Inc.- Cl B	668,655	50,000	Microsoft Corp.	1,290,000
		1,107,969	34,000	Symantec Corp.*	768,740
Oil & Gas Producers- 4.31%					2,058,740
58,000	EnCana Corp.	2,010,860	Telecommunications- 2.13%
31,000	Exxon Mobil Corp.	1,742,200	45,000	Nokia Corp.- ADR	758,700
		3,753,060	43,500	Vodafone Group Plc- ADR	1,095,330
					1,854,030

			TOTAL COMMON STOCKS
			(Cost $74,711,177)		84,758,141

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2005 (Unaudited)

		Market			Market
Shares		Value	Shares		Value

MONEY MARKET FUNDS- 2.72%			TOTAL INVESTMENTS
1,198,075	BlackRock Provident		(Cost $77,078,601)	99.94%	$ 87,125,565
	Institutional Temp Fund	$ 1,198,075	Other assets
1,169,349	Milestone Treasury		less liabilities	0.06%	52,555
	Obligation Portfolio-
	Institutional Class	1,169,349	TOTAL NET ASSETS	100.00%	$ 87,178,120
TOTAL MONEY MARKET FUNDS
(Cost $2,367,424)		2,367,424	* Non-income producing security
			ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
May 31, 2005 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS- 55.30%			Computers- 1.69%
Aerospace/Defense- 0.34%			$ 1,000,000	International Business
$ 200,000	McDonnell Douglas Corp.,			Machines Corp.,
	6.875%, due 11/1/06	$ 207,034		5.375%, due 2/1/09	$ 1,042,622

Banks- 10.49%			Diversified Financial Services- 8.67%
1,000,000	Bank of America Corp.,		500,000	American General Finance,
	4.375%, due 12/1/10	1,002,635		4.00%, due 3/15/11	481,772
800,000	Chase Manhattan Corp.,		500,000	Caterpillar Financial Services,
	6.00%, due 2/15/09	846,250		5.60%, due 3/15/06	505,410
2,500,000	Fifth Third Bank			CIT Group, Inc.,
	4.20%, due 2/23/10	2,488,288	500,000	3.25%, due 12/15/07	487,736
	J.P. Morgan Chase & Co.,		1,000,000	4.125%, due 11/3/09	986,623
275,000	6.50%, due 1/15/09	295,880		Ford Motor Credit Corp.
1,000,000	3.50%, due 3/15/09	974,034	300,000	3.35%, due 6/20/06	288,097
350,000	Nationsbank Corp.,		300,000	4.15%, due 6/20/07	281,054
	6.60%, due 5/15/10	383,258	1,000,000	General Motors
500,000	Wells Fargo & Co.,			Acceptance Corp.,
	3.125%, due 4/1/09	482,589		4.50%, due 7/15/06	980,913
		6,472,934		Household Finance Corp.,
Beverages- 0.91%			100,000	2.90%, due 11/15/06	97,821
	Pepsico, Inc.,		500,000	7.875%, due 3/1/07	531,679
300,000	3.20%, due 5/15/07	295,948	500,000	3.90%, due 10/15/08	487,999
250,000	5.70%, due 11/1/08	263,322	200,000	6.375%, due 10/15/11	220,300
		559,270			5,349,404
Building Materials- 0.86%			Electric Utilities- 3.75%
500,000	Vulcan Materials,		500,000	Alabama Power Co.,
	6.00%, due 4/1/09	532,136		3.125%, due 5/1/08	484,497
			500,000	Jersey Central
Business Services- 2.78%				Power & Lighting,
	First Data Corp.,			6.85%, due 11/27/06	518,894
250,000	3.375%, due 8/1/08	243,228		National Rural Utilities,
1,500,000	3.90% due 10/1/09	1,473,722	500,000	3.25%, due 10/1/07	489,573
		1,716,950	500,000	6.20%, due 2/1/08	524,922
Chemicals- 0.81%			300,000	Virginia Electric & Power,
500,000	Du Pont (EI) de			4.50%, due 12/15/10	299,225
	Nemours & Co.				2,317,111
	4.125%, due 4/30/10	499,654

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2005 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Foods- 4.21%			Pharmaceuticals- 0.79%
$ 250,000	General Mills, Inc.,		$ 500,000	Eli Lilly & Co.,
	2.625%, due 10/24/06	$ 245,034		2.90%, due 3/15/08	$ 485,503
	Kellogg Co.,
175,000	4.875%, due 10/15/05	175,828	Recreational Activities- 0.85%
2,000,000	2.875%, due 6/1/08	1,923,940	500,000	Carnival Corp.,
250,000	Kraft Foods, Inc.,			6.15%, due 4/15/08	525,596
	5.25%, due 6/1/07	254,972
		2,599,774	Restaurants- 0.68%
Insurance- 0.16%			400,000	McDonald's Corp.,
100,000	John Hancock Life Insurance,			5.95%, due 1/15/08	417,053
	3.35%, due 11/15/07	98,547
			Retail- 1.16%
Investment Services- 11.23%			195,000	CVS Corp.,
	Bear Stearns Co., Inc.,			5.625%, due 3/15/06	197,439
500,000	7.80%, due 8/15/07	538,095	500,000	Target Corp.,
800,000	2.875%, due 7/2/08	767,405		5.40%, due 10/1/08	519,092
300,000	3.90%, due 11/15/08	291,918			716,531
500,000	3.25%, due 3/25/09	480,548	Telecommunications- 4.26%
300,000	4.50%, due 10/28/10	300,875	565,000	Ameritech Capital
	Goldman Sachs Group, Inc.,			Funding Corp.,
1,300,000	3.875%, due 1/15/09	1,281,099		6.15%, due 1/15/08	592,070
300,000	6.65%, due 5/15/09	324,530	500,000	Bellsouth Corp.,
	Lehman Brothers Holdings, Inc.,			4.20%, due 9/15/09	496,434
1,000,000	3.60%, due 3/13/09	975,708	500,000	GTE Northwest, Inc.,
1,000,000	3.95%, due 11/10/09	982,614		5.55%, due 10/15/08	513,171
	Merrill Lynch & Co., Inc.,		500,000	GTE South, Inc.,
166,000	6.25%, due 10/15/08	176,662		6.00%, due 2/15/08	518,083
300,000	6.00%, due 2/17/09	317,432	500,000	Southwestern Bell
500,000	Morgan Stanley,			Telephone Co,
	3.875%, due 1/15/09	492,420		6.60%, due 11/15/05	506,566
		6,929,306			2,626,324
Multimedia- 1.66%			TOTAL CORPORATE BONDS
1,000,000	Gannet Co., Inc.,		(Cost $34,022,767)		34,121,281
	5.50%, due 4/1/07	1,025,532

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2005 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

TAXABLE MUNICIPAL BONDS- 2.38%			Government Agencies- 37.83% (continued)
$ 500,000	Illinois State Taxable Pension			Federal Home Loan
	General Obligation,			Mortgage Corp.,
	2.80%, due 6/1/09	$ 475,565	$ 2,000,000	4.375%, due 7/30/09	$ 1,997,450
250,000	Kansas State Development		1,000,000	4.00%, due 9/22/09	991,400
	Authority Revenue Bond		2,000,000	5.00%, due 7/15/14	2,105,224
	Public Employee Retirement			Federal National Mortgage
	Systems, FSA,			Association,
	4.40%, due 9/1/09	252,493	1,000,000	2.30%, due 3/28/06	989,537
250,000	New Jersey State Turnpike		1,000,000	2.625%, due 11/15/06	984,705
	Authority Revenue		500,000	2.72%, due 4/19/07	490,037
	Bond Series B, MBIA,		1,000,000	3.55%, due 1/17/08	991,267
	3.14%, due 1/1/09	242,165	500,000	3.60%, due 3/3/09	493,573
500,000	New York State		1,000,000	3.125%, due 3/16/09	967,874
	Environmental Clean Water		1,000,000	4.02%, due 4/20/09	1,001,356
	Taxable Revenue Bond,		1,000,000	4.625%, due 10/15/14	1,020,745
	3.66%, due 7/15/08	496,495			23,342,792
			Mortgage Backed Securities- 0.35%
TOTAL TAXABLE				Federal Home Loan Bank,
MUNICIPAL BONDS			142,481	5.00%, due 8/1/07	144,379
(Cost $1,508,758)		1,466,718	29,766	6.50%, due 11/1/08	30,868
			31,162	Federal National Mortgage
U.S. GOVERNMENT & AGENCY				Association,
OBLIGATIONS- 38.26%				6.50%, due 11/1/08	32,281
Government Agencies- 37.83%			4,233	Government National
	Federal Farm Credit Bank,			Mortgage Association,
200,000	6.52%, due 9/24/07	211,630		11.00%, due 11/15/05	4,711
1,000,000	4.55%, due 11/10/14	1,015,925			212,239
	Federal Home Loan Bank,		U.S. Treasury Notes- 0.08%
750,000	2.75%, due 11/15/06	739,489	50,000	6.50%, due 10/15/06	51,980
1,000,000	3.75%, due 5/25/07	998,419
500,000	3.175%, due 11/6/07	492,792	TOTAL U.S. GOVERNMENT &
2,000,000	3.80%, due 12/20/07	1,994,990	AGENCY OBLIGATIONS
2,000,000	4.375%, due 5/16/08	2,005,454	(Cost $23,618,293)		23,607,011
550,000	5.315%, due 12/23/08	576,139
800,000	4.00%, due 5/15/09	802,071
1,000,000	3.75%, due 8/18/09	994,168
1,000,000	3.50%, due 11/3/09	979,109
500,000	4.125%, due 8/13/10	499,438

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2005 (Unaudited)

		Market			Market
Shares		Value			Value

MONEY MARKET FUNDS- 3.31%			TOTAL INVESTMENTS
$1,032,901	BlackRock Provident		(Cost $61,194,693)	99.25%	$ 61,239,885
	Institutional Temp Fund	$ 1,032,901	Other assets
1,011,974	Milestone Treasury		less liabilities	0.75%	465,681
	Obligation Portfolio-
	Institutional Class	1,011,974	TOTAL NET ASSETS	100.00%	$ 61,705,566

TOTAL MONEY MARKET FUNDS			FSA- Financial Security Assurance
(Cost $2,044,875)		2,044,875	MBIA- Municipal Bond Insurance Association

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2005
(Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $77,078,601 and
$61,194,693, respectively)	$ 87,125,565	$ 61,239,885
Receivable for fund shares sold	8,877	30,521
Dividends and interest receivable	136,917	604,115
Prepaid expenses and other assets	25,025	24,604
Total Assets	87,296,384	61,899,125

LIABILITIES:
Accrued advisory fees	56,646	26,900
Dividends payable	-	154,622
Redemptions payable	49,629	4,886
Accrued expenses	11,989	7,151
Total Liabilities	118,264	193,559
Net Assets	$ 87,178,120	$ 61,705,566

NET ASSETS CONSIST OF:
Paid in capital	$ 89,150,952	$ 61,569,616
Accumulated net investment income	116,445	141
Accumulated net realized gain (loss) from
investment transactions	(12,136,241)	90,617
Net unrealized appreciation on investments	10,046,964	45,192
Net Assets	$ 87,178,120	$ 61,705,566

Shares outstanding	8,970,828	5,947,440

Net asset value and redemption price per share	$ 9.72	$ 10.38

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 2005
(Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 30,775	$ 1,233,916
Dividends (Net of foreign taxes of $3,747 and
$0, respectively)	573,361	-
Total investment income	604,136	1,233,916

EXPENSES:
Investment advisory fees	323,433	149,406
Administration fees	65,193	55,336
Legal fees	21,377	11,958
Transfer agency fees	19,508	14,029
Custody fees	12,923	5,873
Audit fees	7,284	6,579
Insurance expense	6,659	3,471
Printing expense	4,779	2,355
Registration & filing fees	4,204	4,204
Trustees' fees	3,252	1,871
Miscellaneous expenses	655	655
Total expenses	469,267	255,737

Plus: Expense reimbursement recapture	5,100	-
Net expenses	474,367	255,737

Net investment income	129,769	978,179

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain from investment
transactions	1,048,417	94,948
Net change in unrealized depreciation
of investments for the period	(534,060)	(324,767)
Net realized and unrealized gain (loss)
on investments	514,357	(229,819)
Net increase in net assets resulting
from operations	$ 644,126	$ 748,360

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2005	November 30, 2004
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 129,769	$ 189,102
Net realized gain from investment transactions	1,048,417	4,421,433
Net change in unrealized appreciation (depreciation) for the period	(534,060)	2,772,818
Net increase in net assets resulting from operations	644,126	7,383,353

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.02 and $0.00+
per share, respectively)	(201,509)	(8,097)

CAPITAL SHARE TRANSACTIONS:	2,080,875	6,974,618

Net increase in net assets	2,523,492	14,349,874

NET ASSETS:
Beginning of period	84,654,628	70,304,754

End of period (including undistributed net investment income
of $116,445 and $188,185, respectively)	$ 87,178,120	$ 84,654,628

__________________
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2005	November 30, 2004
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 978,179	$ 1,606,666
Net realized gain from investment transactions	94,948	81,000
Net change in unrealized depreciation for the period	(324,767)	(1,044,468)
Net increase in net assets resulting from operations	748,360	643,198

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.17 and $0.34
per share, respectively)	(978,135)	(1,606,576)
Distributions from net realized gains on investments ($0.02 and
$0.10 per share, respectively)	(84,541)	(349,201)
Total distributions to shareholders	(1,062,676)	(1,955,777)

CAPITAL SHARE TRANSACTIONS:	1,116,352	24,269,895

Net increase in net assets	802,036	22,957,316

NET ASSETS:
Beginning of period	60,903,530	37,946,214

End of period (including undistributed net investment income
of $141 and $97, respectively)	$ 61,705,566	$ 60,903,530

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months								March 1, 2001*
	ended								through
	May 31,		For the year ended November 30,						November 30,
	2005		2004		2003		2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 9.67		$ 8.79		$ 7.55		$ 9.19		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.01		0.02		0.00	+	0.00	+	0.00
Net realized and unrealized gains (losses)
on investments	0.06		0.86		1.24		(1.64)		(0.81)
Total from investment operations	0.07		0.88		1.24		(1.64)		(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		0.00	+	0.00		0.00	+	0.00
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00
Total distributions	(0.02)		0.00		0.00		0.00		0.00

Net asset value, end of period	$ 9.72		$ 9.67		$ 8.79		$ 7.55		$ 9.19

Total return (1)	0.75%		10.02%		16.42%		(17.81)%		(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 87,178		$ 84,655		$ 70,305		$ 57,298		$ 57,734
Ratios to average net assets (2):
Expenses, before reimbursement	1.09%		1.08%		1.13%		1.13%		1.21%
Expenses, net of reimbursement	1.10%	(3)	1.10%	(3)	1.10%		1.10%		1.10%
Net investment income,	0.31%		0.26%		(0.02)%		(0.04)%		(0.06)%
before reimbursement
Net investment income,
net of reimbursement	0.30%	(3)	0.24%	(3)	0.01%		(0.01)%		0.05%
Portfolio turnover rate	12.00%		37.15%		31.53%		38.24%		20.05%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months					March 1, 2001*
	ended					through
	May 31,	For the year ended November 30,				November 30,
	2005	2004	2003	2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 10.43	$ 10.70	$ 10.54	$ 10.23		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.17	0.34	0.38	0.45		0.33
Net realized and unrealized gains (losses)
on investments	(0.03)	(0.17)	0.16	0.31		0.23
Total from investment operations	0.14	0.17	0.54	0.76		0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)	(0.34)	(0.38)	(0.45)		(0.33)
Distribution from net realized gains
from security transactions	(0.02)	(0.10)	0.00	0.00		0.00
Total distributions	(0.19)	(0.44)	(0.38)	(0.45)		(0.33)

Net asset value, end of period	$ 10.38	$ 10.43	$ 10.70	$ 10.54		$ 10.23

Total return (1)	1.30%	1.48%	5.11%	7.56%		5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 61,706	$ 60,904	$ 37,946	$ 29,535		$ 24,531
Ratios to average net assets (2):
Expenses, before reimbursement	0.86%	0.89%	1.04%	1.11%		1.27%
Expenses, net of reimbursement	0.86%	0.89%	1.04%	1.12%	(3)	1.25%
Net investment income,
before reimbursement	3.27%	3.21%	3.50%	4.33%		4.43%
Net investment income,
net of reimbursement	3.27%	3.21%	3.50%	4.32%	(3)	4.45%
Portfolio turnover rate	10.06%	35.52%	21.62%	9.56%		20.72%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
May 31, 2005
(Unaudited)

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of May 31, 2005.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2005
(Unaudited)

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for wash sale losses.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2005, the Adviser received advisory fees of $323,433 from the Equity Fund and $149,406 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2005.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the six months ended May 31, 2005, the Adviser recaptured $5,100 in prior period fee waivers from the Equity Fund.  As of May 31, 2005, there was $59,294 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2006	2007	2008
$23,389	$17,663	$18,242

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2005
(Unaudited)

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

        Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2005, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $89,150,952 and $61,569,616, respectively.

        Transactions in capital shares were as follows:

Equity Growth Fund:
	For the six months		For the year
	ended		ended
	May 31, 2005		November 30, 2004
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,175,872	$ 11,368,682	1,788,630	$ 16,618,429
Shares issued for reinvestment
of dividends	3,782	37,406	107	977
Shares redeemed	(962,278)	(9,325,213)	(1,035,040)	(9,644,788)
Net increase	217,376	$ 2,080,875	753,697	$ 6,974,618

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2005
(Unaudited)

Intermediate Bond Fund:
	For the six months		For the year
	ended		ended
	May 31, 2005		November 30, 2004
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	770,810	$ 7,989,195	2,600,968	$ 27,570,587
Shares issued for reinvestment
of dividends	7,252	75,179	10,728	113,429
Shares redeemed	(667,609)	(6,948,022)	(322,727)	(3,414,121)
Net increase	110,453	$ 1,116,352	2,288,969	$ 24,269,895

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2005 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$12,743,947	$6,494,751
Sales	$10,086,489	$5,781,195

At May 31, 2005, net unrealized appreciation, for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$13,191,876	$641,106
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(3,144,912)	(595,914)
Net unrealized appreciation	$10,046,964	$ 45,192

The aggregate cost of securities for federal income tax purposes at May 31, 2005 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2005
(Unaudited)

NOTE 6. TAX INFORMATION

        The estimated tax character of distributions paid during the six months ended May 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gains	Total
Equity Growth Fund	$ 201,509	$ −	$ 201,509
Intermediate Bond Fund	978,135	84,541	1,062,676

        The tax character of distributions paid during the year ended November 30, 2004 was as follows

	Ordinary Income	Long Term Capital Gains	Total
Equity Growth Fund	$ 8,097	$ −	$ 8,097
Intermediate Bond Fund	1,606,576	349,201	1,955,777

The components of distributable earnings on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2005.

As of November 30, 2004, the Equity Growth Fund had available, for federal income tax purposes, $13,184,658 in unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

2010	2011
$10,113,704	$3,070,954

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 25, 2005, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.   Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds and has sufficient qualified personnel to manage and grow the assets of the Funds.  With respect to profitability, the Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that the Adviser’s profits are not excessive for the investment advisory business.  In addition, the Board considered that the Adviser has voluntarily limited the overall expense ratio of each Fund since its inception and has agreed to continue to limit expenses to 1.10% for the Growth Fund and also to reduce the expense limitation for the Bond Fund to 1.10% from the previous limit of 1.25%, at least through the fiscal year ending November 30, 2005.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and reasonable . In assessing the investment performance of the Funds and the Adviser, the Board found that the long-term performance of each Fund compared favorably with their respective benchmarks. The Board also discussed the potential for alternate advisory arrangements, including internalization, and found that neither measure would be practical or cost-effective.  With respect to economies of scale, the Board noted current voluntary limits on total expenses and the Adviser’s willingness to consider a breakpoint adjustment in advisory fees when the Funds’ combined total assets near $500 million.  The Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that approval of the Agreement would be in the best interests of the Funds’ shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)    Not applicable for open-end investment companies.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        The North Country Funds

By (Signature and Title)

              /s/ Michael J. Wagner, President

                   Michael J. Wagner, President

Date      8/4/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

              /s/ Michael J. Wagner, President

                   Michael J. Wagner, President

Date      8/4/05

By (Signature and Title)

              /s/Andrew Rogers, Treasurer

    Andrew Rogers, Treasurer

Date      8/4/05